NEWS RELEASE

                                                                        CONTACT:
                                                       Robert L. Montgomery, Jr.
                            Executive Vice President and Chief Financial Officer
                                                   Columbus McKinnon Corporation
                                                                    716-689-5405


          COLUMBUS MCKINNON ANNOUNCES FISCAL 2004 FIRST QUARTER RESULTS
                 DEBT REDUCED BY $9.1 MILLION TO $305.3 MILLION


    AMHERST,  N.Y.,  July 22, 2003 --  Columbus  McKinnon  Corporation  (Nasdaq:
    CMCO), a leading designer and manufacturer of material handling products, today announced its financial results for the fiscal 2004 first quarter, which ended on June 29, 2003.


    Columbus McKinnon's fiscal 2004 first quarter consolidated net sales were $106.6 million, compared with $113.9 million a year ago, a decrease of 6.4%. Income from operations after restructuring charges and amortization was $7.3 million for the fiscal 2004 first quarter, compared with $9.5 million in the fiscal 2003 first quarter. Net income for the first quarter of fiscal 2004 was $0.5 million, or $0.03 per diluted share, compared with net (loss) of ($4.5 million), or ($0.31) per diluted share, (after the cumulative effect of a change in accounting principle charge of $8.0 million, or ($0.55) per diluted share, related to adoption of FAS 142) in the fiscal 2003 first quarter.

    Timothy T. Tevens, President and Chief Executive Officer, commented, "We continue to have a strong market position and generate positive cash flow, despite the prolonged weakness in industrial markets largely due to low levels of industrial capacity utilization and capital spending. Over the last year, our quarterly sales seemed to have stabilized for most of our businesses and we have maintained a leading market share in our key product lines. We have taken significant costs out of our business through our Lean Manufacturing, facility rationalization, and other initiatives so we are well positioned to benefit from incremental increases in volumes going forward."

    Tevens continued, "We have made significant progress in reducing and restructuring debt that will substantially improve our future financial flexibility. Columbus McKinnon's long-term debt at first quarter-end was at its lowest level in over five years. We anticipate closing today on our previously announced $115 million offering of 10% senior secured notes which will reduce annual interest expense by about $3.0 million, and extend the maturity of a significant portion of our long-term debt by three years. To generate additional cash for debt reduction, we are also actively marketing several pieces of property and continue to evaluate the possible sale of less synergistic businesses."

    Results for the first quarter of fiscal 2004 include a $3.3 million pre-tax gain related to the sale of real estate recorded as other income and expense, net, and a $1.2 million charge for amending the credit agreements in June 2003 recorded in interest and debt expense. The fiscal 2004 first quarter included restructuring charges of $0.8 million, compared with no restructuring charges in the year-ago quarter. Net cash provided by operating activities in the fiscal 2004 first quarter includes a $10.6 million cash tax refund related to the May 2002 sale of the ASI business that was received in late June 2003 and was applied to debt reduction. Fiscal 2003 first quarter results include a $3.5 million pre-tax gain included in other income and expense, net related to the sale of a portion of the equity portfolio of Columbus McKinnon's captive insurance subsidiary.

    At June 29, 2003, Columbus McKinnon's funded debt, net of cash, was $305.3 million, a $9.1 million reduction from $314.4 million at March 31, 2003 and a reduction of $21.3 million from $326.6 million at June 30, 2002. The Company was in compliance with its senior bank debt covenants at June 29, 2003. Inventory at June 29, 2003 was $75.2 million, a 14.6% decrease from $88.1 million, a year earlier.

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    Tevens concluded,  "Columbus  McKinnon's strategic focus going forward is on our core Products business, which makes up over 85% of revenues and continues to generate gross margins of over 25% even in the current weak sales environment. While the current sales of our Products business are below normal levels, this business continues to sell into almost every major industrial and commercial market and is one where Columbus McKinnon holds a very strong reputation and competitive position. To further reduce costs and improve operating results going forward, we are targeting additional debt reduction from operations of $10 to $20 million during the remainder of fiscal 2004, not including additional cash we may generate from the potential sale of real estate and less synergistic businesses. We are also looking for $6 to $9 million in inventory reductions this year while continuing to emphasize excellent customer service and on-time deliveries. We will remain very focused on protecting and expanding Columbus McKinnon's market share and coverage, while continuing to reduce costs and debt to make further improvements in our operating results and financial position."

    Columbus  McKinnon  is a leading  worldwide  designer  and  manufacturer  of material handling products, systems and services, which efficiently and ergonomically move, lift, position or secure material. Key products include hoists, cranes, chain and forged attachments. The Company is focused on commercial and industrial applications that require the safety and quality provided by its superior design and engineering know-how. Comprehensive information on Columbus McKinnon is available on its web site at HTTP://WWW.CMWORKS.COM .

    A teleconference/webcast has been scheduled for July 22, 2003 at 10:00 AM Eastern Time at which the executive officers of Columbus McKinnon will discuss the company's financial results and strategy. The webcast will be accessible at Columbus McKinnon's web site: HTTP://WWW.CMWORKS.COM. It will also be broadcast over the FirstCall Events web site at: Thomson Financial Network at: HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ385378058GF12.HTML . You must have Windows Media Player or RealPlayer's audio software on your computer to listen to the call. Both are available for downloading on the Columbus McKinnon web site and the FirstCall Events web site at no charge.

    An audio recording of the call will be available two hours after its completion and until September 22, 2003 by dialing 1-800-925-0870. Alternatively, you may access an archive of the call until September 22,
    2003       on       Columbus       McKinnon's       web       site       at:
    HTTP://WWW.CMWORKS.COM/WEBCAST/ARCHIVE.ASP. The call will also be archived on the FirstCall Events web site until September 22, 2003.

         This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future revenue and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the Company's ability to amend its debt covenants with its lenders, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release.

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
                                                   COLUMBUS MCKINNON CORPORATION
                                                  CONSOLIDATED INCOME STATEMENTS

                                                                                        THREE MONTHS ENDED
                                                                          -----------------------------------------------
                                                                                  6/29/03                6/30/02
                                                                          -----------------------------------------------
                                                                                      (IN THOUSANDS, EXCEPT
                                                                                  PER SHARE AND PERCENTAGE DATA)

 Net sales                                                                   $     106,575          $     113,891
 Cost of products sold                                                              80,677                 86,261
                                                                          -----------------------------------------------
 Gross profit                                                                       25,898                 27,630
 Gross profit margin                                                                 24.3%                  24.3%
 Selling, general and administrative expenses                                       17,689                 18,027
 Restructuring charges                                                                 801                      -
                                                                          -----------------------------------------------
 Income from operations before amortization                                          7,408                  9,603
 Amortization of intangibles                                                           142                    129
                                                                          -----------------------------------------------
 Income from operations                                                              7,266                  9,474
 Interest and debt expense                                                           9,672                  7,277
 Other (income) and expense, net                                                    (3,094)                (3,493)
                                                                          -----------------------------------------------
 Income before income tax                                                              688                  5,690
 Income tax expense                                                                    189                  2,191
                                                                          -----------------------------------------------
 Income before cumulative effect of accounting change                                  499                  3,499
 Cumulative effect of change in accounting principle                                     -                 (8,000)
                                                                          -----------------------------------------------
 Net income (loss)                                                           $         499          $      (4,501)
                                                                          ===============================================


     Average basic and diluted shares outstanding                                   14,539                 14,478
     Basic and diluted income (loss) per share:
          Income before cumulative effect of accounting
           change                                                             $        0.03            $      0.24
          Cumulative effect of change in accounting principle                            -                  (0.55)
                                                                          -----------------------------------------------
          Net income (loss)                                                  $        0.03            $     (0.31)
                                                                          ===============================================

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
                                                   COLUMBUS McKINNON CORPORATION
                                                    CONSOLIDATED BALANCE SHEETS
                                                          (In Thousands)


                                                                                             6/29/03         3/31/03
                                                                                        ----------------------------------
                                        ASSETS
Current assets:
     Cash and cash equivalents                                                            $      5,226     $      1,943
     Trade accounts receivable                                                                  77,965           79,335
     Unbilled revenues                                                                           9,891            8,861
     Inventories                                                                                75,248           78,613
     Net assets held for sale                                                                    1,800            1,800
     Prepaid expenses                                                                           12,571           10,819
                                                                                        ----------------------------------
Total current assets                                                                           182,701          181,371
Net property, plant, and equipment                                                              67,087           67,295
Goodwill and other intangibles, net                                                            195,117          195,129
Marketable securities                                                                           23,804           21,898
Deferred taxes on income                                                                        14,747           15,245
Other assets                                                                                     1,916            1,668
                                                                                        ----------------------------------
Total assets                                                                              $    485,372     $    482,606
                                                                                        ==================================

                         LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Notes payable to banks                                                               $      6,516     $      2,245
     Trade accounts payable                                                                     23,421           28,654
     Accrued liabilities                                                                        45,021           36,540
     Restructuring reserve                                                                       2,061            2,331
     Current portion of long-term debt                                                           4,838            4,981
                                                                                        ----------------------------------
Total current liabilities                                                                       81,857           74,751
Senior debt, less current portion                                                               99,464          109,355
Subordinated debt                                                                              199,747          199,734
Other non-current liabilities                                                                   46,288           46,059
                                                                                        ----------------------------------
Total liabilities                                                                              427,356          429,899
                                                                                        ----------------------------------
Shareholders' equity:
     Common stock                                                                                  149              149
     Additional paid-in capital                                                                104,283          104,412
     Accumulated deficit                                                                       (26,048)         (26,547)
     ESOP debt guarantee                                                                        (5,562)          (5,709)
     Unearned restricted stock                                                                    (208)            (208)
     Accumulated other comprehensive loss                                                      (14,598)         (19,390)
                                                                                        ----------------------------------
Total shareholders' equity                                                                      58,016           52,707
                                                                                        ----------------------------------
Total liabilities and shareholders' equity                                                $    485,372     $    482,606
                                                                                        ==================================
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

                                                   COLUMBUS McKINNON CORPORATION
                                               CONSOLIDATED STATEMENTS OF CASH FLOW


                                                                                             THREE MONTHS ENDED
                                                                                     -------------------------------------
                                                                                          6/29/03           6/30/02
                                                                                     -------------------------------------
                                                                                               (IN THOUSANDS)
OPERATING ACTIVITIES:
Net income before cumulative effect of accounting change                                $        499      $      3,499
 Adjustments to reconcile net income before cumulative effect of accounting change to net cash provided (used in) operating activities:
     Depreciation and amortization                                                             2,735             2,866
     Deferred income taxes                                                                       498                31
     Gain on sale of real estate/investments                                                  (3,282)           (2,757)
     Other                                                                                       496               575
       Changes in operating assets and liabilities:
          Trade accounts receivable                                                            2,286               777
          Unbilled revenues and excess billings                                               (1,152)               57
          Inventories                                                                          4,827            (2,156)
          Prepaid expenses                                                                    (1,717)           (1,939)
          Other assets                                                                           (66)               68
          Trade accounts payable                                                              (6,030)             (549)
          Accrued and non-current liabilities                                                  7,885            (6,614)
                                                                                     -------------------------------------
Net cash provided by (used in) operating activities                                            6,979            (6,142)
                                                                                     -------------------------------------
INVESTING ACTIVITIES:
Purchase of marketable securities, net                                                          (415)              (50)
Capital expenditures                                                                          (1,499)             (950)
Proceeds from sale of business                                                                     -            15,950
Proceeds from net assets held for sale                                                         3,282             1,990
                                                                                     -------------------------------------
Net cash provided by investing activities                                                      1,368            16,940
                                                                                     -------------------------------------
FINANCING ACTIVITIES:
Net borrowings (payments) under revolving line-of-credit agreements                           15,424           (21,529)
Repayment of debt                                                                            (20,689)             (334)
Deferred financing costs incurred                                                               (205)             (852)
Other                                                                                            147               116
                                                                                     -------------------------------------
Net cash used in financing activities                                                         (5,323)          (22,599)
EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                          259               510
                                                                                     -------------------------------------
Net cash provided by (used in) continuing operations                                           3,283           (11,291)
NET CASH PROVIDED BY DISCONTINUED OPERATIONS                                                       -               482
                                                                                     -------------------------------------
Net change in cash and cash equivalents                                                        3,283           (10,809)
Cash and cash equivalents at beginning of year                                                 1,943            13,068
                                                                                     -------------------------------------
Cash and cash equivalents at end of period                                              $      5,226      $      2,259
                                                                                     =====================================

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
                                                   COLUMBUS McKINNON CORPORATION

                                                               PRODUCTS              SOLUTIONS           CONSOLIDATED
                                                            --------------------------------------------------------------
                                                                      (IN THOUSANDS, EXCEPT FOR PERCENTAGES)

   Quarter ended 6/29/03
       Net sales                                                91,957                14,618                106,575
       Gross profit                                             23,719                 2,179                 25,898
              Margin                                             25.8%                 14.9%                  24.3%
       Income from operations before
         amortization and restructuring charges                  8,148                    61                  8,209
              Margin                                              8.9%                  0.4%                   7.7%


   Quarter ended 6/30/02
       Net sales                                                97,854                16,037                113,891
       Gross profit                                             24,958                 2,672                 27,630
              Margin                                             25.5%                 16.7%                  24.3%
       Income from operations before
         amortization and restructuring charges                  8,960                   643                  9,603
              Margin                                              9.2%                  4.0%                   8.4%

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

                                             COLUMBUS McKINNON CORPORATION
                                             OTHER CONSOLIDATED INFORMATION

                                                               JUNE 29, 2003                  JUNE 30, 2002
                                                               -------------                  -------------
   Backlog (in millions)
       Products segment                                        $        46.3                  $        42.7
       Solutions segment                                                 9.4                           18.7

   Trade accounts receivable -
       days sales outstanding                                           65.8                           67.4

   Inventory turns per year (based on
       cost of products sold)                                           4.3x                           3.9x

   Trade accounts payable -
       days payables outstanding                                        26.1                           33.6

   Debt to total capitalization percentage                             84.3%                          80.9%


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